EXHIBIT 99.1
                            JOINT FILER INFORMATION



Name:                                       Wachovia Corporation
                                            301 South College Street
                                            Charlotte, NC 28288

Designated Filer:                           Wachovia Investors, Inc.

Issuer and Ticker Symbol:                   Comsys IT Partners, Inc. (CITP)

Date of Event Requiring Statement:
                                            May 25, 2007

Signature:                                  WACHOVIA CORPORATION

                                            By: /s/ Frederick W. Eubank II
                                                --------------------------
                                                Name: Frederick W. Eubank II
                                                Title: Managing Director


Name:                                       Frederick W. Eubank II
                                            301 South College Street
                                            Charlotte, NC 28288

Designated Filer:                           Wachovia Investors, Inc.

Issuer and Ticker Symbol:                   Comsys IT Partners, Inc. (CITP)

Date of Event Requiring Statement:
                                            May 25, 2007


Signature:                                  By: /s/ Frederick W. Eubank II
                                                --------------------------
                                                Frederick W. Eubank II


Name:                                       Courtney R. McCarthy
                                            301 South College Street
                                            Charlotte, NC 28288

Designated Filer:                           Wachovia Investors, Inc.

Issuer and Ticker Symbol:                   Comsys IT Partners, Inc. (CITP)

Date of Event Requiring Statement:
                                            May 25, 2007


Signature:                                  By: /s/ Courtney R. McCarthy
                                                ------------------------
                                                Courtney R. McCarthy